QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
UNITEDGLOBALCOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

                                , 2003

Dear Fellow Stockholder:

        You are invited to attend a special meeting of the stockholders of UnitedGlobalCom, Inc. which will be held at                        , Denver, Colorado, on                        , 2003, at              a.m., local time. We have enclosed a notice of the special meeting, a proxy statement and a proxy card.

        We have commenced an offer to exchange 9.0 shares of our Class A common stock for each outstanding share of common stock of UGC Europe, Inc. not owned by us or our subsidiaries that is validly tendered and not properly withdrawn on or before the expiration date of the exchange offer. We currently own 66.75% of the outstanding shares of UGC Europe common stock. At the special meeting, you will be asked to approve the issuance of a total of up to 149,625,576 shares of our Class A common stock, as such number may be adjusted as described in the attached proxy statement. These shares will be issued in connection with the exchange offer and the later planned merger of UGC Europe with one of our wholly-owned subsidiaries. Stockholder approval of the exchange offer and merger themselves is not required, and we are not seeking stockholder approval of the exchange offer or the merger.

        Our board of directors has approved the proposal and recommends that you vote in favor of the proposal. You should be aware that some of our directors also serve as directors of UGC Europe. Accordingly, these directors may have interests in the proposed share issuance that are different from or in addition to yours.

        Whether or not you are personally able to attend the special meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the meeting and vote personally.

        Approval of the proposal requires the affirmative vote of the holders of a majority of the votes held by shares of our Class A common stock, Class B common stock and Class C common stock, voting as a single class. Holders of shares of Class A common stock, Class B common stock and Class C common stock representing more than 95% of the outstanding votes have indicated that they will vote in favor of the proposal. Only holders of our common stock at the close of business on the record date will be entitled to vote at the special meeting.

        Please review the entire proxy statement carefully.    If you would like assistance in completing your proxy card, or if you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact our Investor Relations Department at (303) 770-4001.

Sincerely yours,

Gene W. Schneider Chairman of the Board and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on            , 2003

        A special meeting of the stockholders of UnitedGlobalCom, Inc. ("United"), will be held at                        , Denver, Colorado on            , 2003 at              a.m., local time, for the following purposes:

(i)
to consider and vote upon a proposal (the "Proposal") to approve the issuance of a total of up to 149,625,576 shares of our Class A common stock (as such number may be adjusted as described in the attached proxy statement), which will be issued in connection with the offer by our wholly-owned indirect subsidiary, Europe Acquisition, Inc., to exchange shares of our Class A common stock for the outstanding shares of UGC Europe, Inc. ("UGC Europe") common stock not owned by us or our subsidiaries, and the later planned merger of UGC Europe with one of our wholly-owned subsidiaries; and

(ii)
to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        We and our subsidiaries currently own approximately 66.75% of the outstanding shares of UGC Europe common stock. Stockholder approval of the exchange offer and merger themselves is not required, and we are not seeking stockholder approval of the exchange offer or the merger.

        Holders of record of United's Class A common stock, Class B common stock, and Class C common stock at the close of business on October     , 2003, the record date of the meeting, will be entitled to notice of, and to vote at, the meeting. Holders of record of United's Class A common stock, Class B common stock and Class C common stock vote as a single class, subject to the provisions of United's Restated Certificate of Incorporation and that certain Standstill Agreement among United and the holders of the Class C common stock. A list of stockholders entitled to vote at the meeting will be available at United's office for review by any stockholder, for any purpose germane to the meeting, for at least 10 days prior to the meeting.

        Shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting and you hold shares of Class A common stock, you may vote your shares in a number of ways. You may mark your votes, date and sign the enclosed proxy card and return it promptly in the accompanying, postage prepaid envelope. If you have shares of Class A common stock registered in your own name, you may choose to vote those shares via the Internet at www.eproxy.com/ucoma or you may vote telephonically, within the U.S. and Canada only, by calling 1-800-435-6710 (toll free). Such proxy action or voting by telephone or Internet does not affect your right to vote in person in the event you attend the meeting. If your shares of Class A common stock are registered in street name, however, you will need a representation from your broker as to your stockholder status in order to vote in person at the meeting. Such representation is not necessary to attend the meeting.

        For stockholders of Class B common stock or Class C common stock, the shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly in the accompanying postage prepaid envelope so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. Such proxy action does not affect your right to vote in person in the event you attend the meeting.

        Our board of directors believes that approving the Proposal is advisable to and in the best interests of us and our stockholders. Our board of directors recommends that you vote in favor of the Proposal. You should be aware that some of our directors also serve as directors of UGC Europe and, accordingly, these directors may have interests in the Proposal that are different from or in addition to yours. Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes held by shares represented in person or by proxy at the special meeting.

        This notice and the attached proxy statement are first being mailed to United's stockholders on or about            , 2003.

BY ORDER OF THE BOARD OF DIRECTORS

Ellen P. Spangler, Secretary

Denver, Colorado
                        , 2003

        This proxy statement is dated                        , 2003, and is first being mailed to our stockholders on or about                        , 2003.

        PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE PREPAID ENVELOPE PROVIDED, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

UnitedGlobalCom, Inc.

4643 South Ulster Street, Suite 1300
Denver, Colorado 80237

PROXY STATEMENT

        We are furnishing this proxy statement to holders of Class A common stock, Class B common stock, and Class C common stock, each $.01 par value per share, of UnitedGlobalCom, Inc., a Delaware corporation ("United"), in connection with the solicitation of proxies by the Board of Directors of United (the "Board") for use at a special meeting of United's stockholders or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

        The date of this proxy statement is                        , 2003, and it and a form of proxy are first being mailed or otherwise delivered to stockholders on or about                        , 2003.

Time and Place; Purpose

        The special meeting will be held at             a.m., local time, on                        , 2003, at                        , Denver, Colorado. At the meeting, our stockholders will be asked to consider and vote upon a proposal (the "Proposal") to approve the issuance of a total of up to 149,625,576 shares of our Class A common stock, as such number may be adjusted as described below. These shares will be issued in connection with:

  •
  the offer by our wholly-owned subsidiary, Europe Acquisition, Inc. ("Europe Acquisition"), to exchange (the "Exchange Offer") shares of our Class A common stock for the outstanding shares of UGC Europe, Inc. ("UGC Europe") common stock not owned by us or our subsidiaries that are validly tendered and not properly withdrawn on or before the expiration date of the Exchange Offer; and

  •
  if upon completion of the Exchange Offer, we and our subsidiaries hold at least 90% of the outstanding shares of UGC Europe common stock, the later planned "short-form" merger of UGC Europe with one of our wholly-owned subsidiaries (the "Merger").

Stockholder approval of the Exchange Offer and the Merger themselves is not required, and we are not seeking stockholder approval of the Exchange Offer or the Merger.

        Our board of directors has determined that the Proposal is advisable to and in the best interests of us and our stockholders. Our board of directors recommends that you vote in favor of the Proposal.

Voting Rights; Record Date

        Our board of directors has fixed the close of business on October     , 2003 (the "Record Date"), as the record date for the determination of holders of common stock entitled to receive notice of and to vote at the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the meeting. At the close of business on the Record Date, we had outstanding and entitled to vote at the meeting            shares of Class A common stock,            shares of Class B common stock and            shares of Class C common stock. The Class A common stock, Class B common stock and Class C common stock vote together as a single class on all matters, except where otherwise required by the Delaware General Corporation Law or our restated certificate of incorporation. Each share of Class A common stock has one vote, and each share of Class B common stock and Class C common stock has ten votes on each matter on which holders of such shares of such classes are entitled to vote at the meeting.

        The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the meeting. The Proposal will not be approved by the stockholders unless the holders of a majority of the votes held by shares represented in person or by proxy at the special meeting, voting as a single class, approve the Proposal.

        As of the Record Date, holders of Class A common stock, Class B common stock and Class C common stock, together having more than 95% of the total vote, have indicated their intention to vote in favor of the Proposal. As a result, approval of the Proposal at the special meeting is assured.

Proxies

        All shares of common stock represented by properly executed proxies received or, with respect to holders of Class A common stock, proxies received by following the instructions for voting by telephone or via the Internet, before or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no specific instructions are given with respect to the matters to be acted upon at the special meeting, shares of common stock represented by a properly executed proxy will be voted FOR the Proposal. The Proposal is the only matter to be acted upon at the meeting. As to any other matter that may properly come before the special meeting the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly submitted proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the meeting, will not be voted and will have no effect. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the special meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the meeting.

        A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of United a signed notice of revocation or a later dated signed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself constitute the revocation of a proxy. For votes submitted by telephone or via the Internet, follow the instructions concerning revocations. Any written notice of revocation or subsequent proxy should be sent or hand delivered so as to be received by UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado, 80237, Attention: Secretary, at or before the vote to be taken at the meeting.

        The cost, if any, of solicitation of proxies will be paid by United. In addition to solicitation by mail, officers and employees of United may solicit proxies by telephone or by personal interviews. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in connection therewith.

Householding

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. United will promptly deliver a separate copy of this document to you if you call or write United at the following address or phone number: 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, phone (303) 770-4001, Attention: Investor Relations Department. If you prefer to receive separate copies of our proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of July 31, 2003, certain information concerning the beneficial ownership of all classes of our common stock by:

  •
  each stockholder who is known by United to own beneficially more than 5.0% of any class of the outstanding common stock at such date;

  •
  each of the directors and David Koff, who was appointed to the Board on August 18, 2003;

  •
  each of the named executive officers; and

  •
  all of the directors and named executive officers as a group.

At the election of the holder, shares of Class B common stock are convertible immediately into shares of Class A common stock on a one-for-one basis. Also, shares of Class C common stock are convertible, subject to the restrictions contained in a stockholders agreement with the holder of the Class C common stock, into either shares of Class A common stock or shares of Class B common stock, as the case may be, in accordance with the terms of the Class C common stock as more fully described in United's Restated Certificate of Incorporation.

        Shares issuable within 60 days upon exercise of options, conversion of convertible securities, exchange of exchangeable securities or upon vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. So far as United knows, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated below and in the notes to the table. The number of shares indicated as owned by all of the named executive officers of United, and Tina M. Wildes, a director and officer of United, includes interests in shares held by the trustee of United's defined contribution 401(k) plan ("401(k) Plan") as of December 31, 2002. The shares held by the trustee of the 401(k) Plan for the benefit of these persons are voted as directed by the 401(k) Plan fiduciary.

        Those founders of United who are listed in footnote 20 of the table are deemed to have beneficial ownership of other founders' voting securities under a founders agreement dated as of January 30, 2002, which provides that the parties thereto will vote their shares in favor of the election of four directors nominated by four of the founders. The term "founders" refers to certain long-time holders of United common stock.

Beneficial Ownership

					Voting Power
Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(1)	Election of Directors(2)	Other Matters
Gene W. Schneider(3)	Class A Common	1,351,922	(4)	1.3%
	Class B Common	6,462,564	(5)	65.6%

	Total	7,814,486			32.2%	2.0%
Robert R. Bennett	Class A Common	139,582	(6)	*	*	*
Albert M. Carollo(3)	Class A Common	310,625	(7)	*
	Class B Common	222,420	(8)	2.7%

	Total	533,045			1.4%	*
John P. Cole, Jr.	Class A Common	299,720	(9)	*	*	*
John W. Dick	Class A Common	—		—	—	—
Michael T. Fries	Class A Common	1,303,666	(10)	1.2%	*	*
Gary S. Howard	Class A Common	39,582	(6)	*	*	*
David B. Koff	Class A Common	—		—	—	—
John C. Malone	Class A Common	154,583	(11)	*	*	*
Curtis W. Rochelle(3)	Class A Common	606,759	(12)	*
	Class B Common	2,019,308	(13)	24.6%

	Total	2,626,067			11.1%	*
Mark L. Schneider	Class A Common	613,152	(14)	*	*	*
Tina M. Wildes(3)	Class A Common	520,796	(15)	*
	Class B Common	416,956	(16)	5.1%

	Total	937,752			2.5%	*
Ellen P. Spangler	Class A Common	754,024	(17)	*	*	*
Frederick G. Westerman III	Class A Common	556,219	(18)	*	*	*
All directors and executive officers as a group	Class A Common	6,650,630		6.0%
	Class B Common	9,121,248		92.6%
	Total	15,771,878			46.9%	3.0%
Liberty Media Corporation(3)(19)	Class A Common	4,327,530		4.1%
	Class C Common	303,123,542		100%
	Total	307,451,072			2.3%	94.3%
Founders(3)(20)(21)	Class A Common	4,770,120		4.4%
	Class B Common	9,853,852		100%
	Total	14,623,972			49.9%	3.2%
Capital Research and Management Company(22)	Class A Common	13,948,897		13.3%	7.5%	*
Gabelli Asset Management, Inc. and affiliates(23)	Class A Common	5,420,020		5.1%	2.9%	*
DEF Associates N.V., Arnhold and S. Bleichroeder Holdings, Inc. (collectively "Bleichroeder") and Michael Kellen(24)	Class A Common	6,401,300		6.1%	3.4%	*
Smith Barney Fund Management LLC ("SB Fund") and parent entities(25)	Class A Common	9,498,472		9.0%	5.1%	*
Wellington Management Company, LLP(26)	Class A Common	5,993,400		5.7%	3.2%	*

*
Less than 1%.

(1)
The figures for the percent or number of shares of each class are based on 105,251,673 shares of Class A common stock (after elimination of treasury shares and shares of United held by its subsidiaries), 8,198,016 shares of Class B common stock

  (after elimination of treasury shares) and 303,123,542 shares of Class C common stock, respectively, outstanding on July 31, 2003.

(2)
The percentages reflect the voting power for the election of eight members of United's 12-member board. Liberty Media Corporation ("Liberty") as the beneficial holder of all outstanding shares of Class C common stock elects the remaining four members of United's Board.

(3)
On August 18, 2003, the founders agreed to transfer all their shares of Class B common stock (excluding Class B common stock issuable upon exercise of options) to Liberty in exchange for shares of Series A common stock of Liberty and cash. Such shares of our Class B common stock represent all of our outstanding Class B common stock. The closing of the share exchange is subject to the satisfaction or waiver of various closing conditions. The combination of the Class B common stock with the Class C common stock already owned by Liberty will give Liberty ownership of approximately 75.8% of United's common stock representing approximately 96.9% of the combined voting power of United's common stock.

(4)
Includes 1,185,371 shares of Class A common stock that are subject to presently exercisable options and 6,381 shares of Class A common stock held by the trustee of the 401(k) Plan for the benefit of Mr. Schneider.

(5)
Includes 3,063,512 shares of Class B common stock owned by the G. Schneider Holdings, LLLP of which Mr. Schneider is the general partner. In addition, includes 1,655,836 shares of Class B common stock that are subject to presently exercisable options.

(6)
Includes 39,582 shares of Class A common stock that are subject to presently exercisable options.

(7)
Includes 80,625 shares of Class A common stock that are subject to presently exercisable options.

(8)
Includes 222,420 shares of Class B common stock owned by the Carollo Company, a general partnership of which Mr. Carollo is the general partner.

(9)
Includes 160,625 shares of Class A common stock that are subject to presently exercisable options.

(10)
Includes 1,284,084 shares of Class A common stock that are subject to presently exercisable options and 5,400 shares of Class A common stock held by the trustee of the 401(k) Plan for the benefit of Mr. Fries.

(11)
Includes 154,583 shares of Class A common stock that are subject to presently exercisable options.

(12)
Includes 80,625 shares of Class A common stock that are subject to presently exercisable options. Also includes 142,134 shares of Class A common stock owned by the Rochelle Investment Limited Partnership ("RILPartnership") of which the Marian H. Rochelle Revocable Trust is the general partner and Mr. Rochelle's spouse Marian Rochelle is the trustee of said trust; and 150,000 shares of Class A common stock owned by the Rochelle Limited Partnership of which the Curtis Rochelle Trust is the general partner and Mr. Rochelle is the trustee of said Trust; and 4,000 shares of Class A common stock owned by K&R Enterprises of which Mr. Rochelle is a director and greater than 10% stockholder. Mr. Rochelle disclaims beneficial ownership of the shares held by his spouse and the shares held by K&R Enterprises, except to the extent of his pecuniary interest therein.

(13)
Includes 222,368 shares of Class B common stock owned by the RILPartnership and 1,796,940 shares of Class B common stock owned by the Rochelle Limited Partnership. Mr. Rochelle disclaims beneficial ownership of the shares held by his spouse.

(14)
Includes 375,000 shares of Class A common stock that are subject to presently exercisable options and 3,466 shares of Class A common stock held by the trustee of the 401(k) Plan for the benefit of Mr. Schneider.

(15)
Includes 399,153 shares of Class A common stock that are subject to presently exercisable stock options, 1,860 shares of Class A common stock held by the trustee of the 401(k) Plan, and the following securities owned by Ms. Wildes' spouse: 26,000 shares of Class A common stock, 3,976 shares of Class A common stock held by the trustee of the 401(k) Plan and 42,124 shares of Class A common stock that are subject to presently exercisable stock options. Ms. Wildes disclaims beneficial ownership of such shares owned by her spouse.

(16)
Includes 400,000 shares of Class B common stock held by The Gene W. Schneider Family Trust, (the "GWS Trust"), of which Ms. Wildes is a trustee and a beneficiary. Ms. Wildes disclaims beneficial ownership of the shares held by the GWS Trust, except to the extent of her pecuniary interest therein.

(17)
Includes 663,297 shares of Class A common stock that are subject to presently exercisable stock options and 6,471 shares of Class A common stock held by the trustee of the 401(k) Plan for the benefit of Ms. Spangler.

(18)
Includes 553,644 shares of Class A common stock that are subject to presently exercisable stock options and 2,575 shares of Class A common stock held by the trustee of the 401(k) Plan for the benefit of Mr. Westerman.

(19)
The number of shares of Class A common stock and Class C common stock in the table is based upon Amendment No. 2 to the Schedule 13D filed August 21, 2003, by Liberty. As stated in such Amendment, Liberty may have shared voting and disposition powers as to 1,589,360 shares of its Class A common stock and as to 9,859,336 shares of its Class C common stock. The address of Liberty is 12300 Liberty Boulevard, Englewood, Colorado 80112. Robert R. Bennett, Gary S. Howard, David B. Koff, and John C. Malone, all directors of United, are also officers and/or directors of Liberty.

(20)
The founders and the number and percentage of class each founder beneficially owns (assuming the exercise of options for common stock) are indicated below (in each case after elimination of treasury shares and United shares held by its subsidiaries).

a.
Albert M. Carollo, Sr.: 533,045 shares (310,625 Class A shares; 222,420 Class B shares owned by Carollo Company), which represents less than 1.0% of outstanding Class A common stock and 2.7% of outstanding Class B common stock;

b.
Carollo Company: 222,420 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 2.7% of outstanding Class B common stock;

c.
Albert & Carolyn Company: 222,412 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 2.7% of outstanding Class B common stock;

d.
James R. Carollo Living Trust: 222,412 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 2.7% of outstanding Class B common stock;

e.
John B. Carollo Living Trust: 111,200 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 1.4% of outstanding Class B common stock;

f.
Michael T. Fries: 1,303,666 shares of Class A common stock, which represents 1.2% of outstanding Class A common stock;

g.
The Fries Family Partnership: no shares;

h.
Curtis Rochelle: 2,261,565 shares (310,625 Class A shares; 150,000 Class A shares and 1,796,940 Class B shares owned by the Rochelle Limited Partnership; 4,000 Class A shares owned by K & R Enterprises, a corporation), which represents less than 1.0% of outstanding Class A common stock and 21.9% of outstanding Class B common stock;

i.
Rochelle Limited Partnership: 1,946,940 shares (150,000 Class A shares and 1,796,940 shares of Class B common stock), which represents less than 1.0% of outstanding Class A common stock and 21.9% of Class B common stock;

j.
Marian Rochelle: 368,502 shares (142,134 Class A shares and 222,368 Class B shares owned by the RILPartnership; 4,000 shares owned by K & R Enterprises, a corporation), which represents less than 1.0% of outstanding Class A common stock and 2.7% of Class B common stock;

k.
RILPartnership: 364,502 shares (142,134 Class A shares and 222,368 Class B shares), which represents less than 1.0% of outstanding Class A common stock and 2.7% of Class B common stock;

l.
Jim Rochelle: 66,912 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and less than 1.0% of outstanding Class B common stock;

m.
Kathleen Jaure: 76,912 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and less than 1.0% of outstanding Class B common stock;

n.
April Brimmer Kunz: 99,956 shares (63,200 Class A shares and 32,756 Class B shares; 4,000 shares owned by K & R Enterprises, a corporation), which represents less than 1.0% of outstanding Class A common stock and less than 1.0% of outstanding Class B common stock;

o.
Gene W. Schneider: 7,814,486 shares (1,351,922 Class A shares and 3,399,052 Class B shares; 3,063,512 Class B shares owned by the G. Schneider Holdings, LLLP), which represents 1.3% of outstanding Class A common stock and 65.6% of outstanding Class B common stock;

p.
G. Schneider Holdings, LLLP: 3,063,512 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 31.7% of outstanding Class B common stock;

q.
Mark L. Schneider: 613,152 shares of Class A common stock, which represents less than 1.0% of outstanding Class A common stock;

r.
The GWS Trust: 400,000 shares of Class B common stock, which represents less than 1.0% of outstanding Class A common stock and 4.9% of Class B common stock;

s.
The MLS Family Partnership LLLP: no shares;

  t.
  Tina M. Wildes: 537,752 shares (448,696 Class A shares and 16,956 Class B shares; 72,100 Class A shares owned by her spouse), which represents less than 1.0% of outstanding Class A common stock and less than 1.0% of outstanding Class B common stock.

(21)
Albert M. Carollo, Sr., Carollo Company, Albert & Carolyn Company, and the John B. Carollo Living Trust each has its principal business office at 602 Broadway, Rock Springs, Wyoming 82901. The James R. Carollo Living Trust has its principal business office at Box 772870, Steamboat Springs, CO 80477. Curtis Rochelle, Rochelle Limited Partnership, Marian Rochelle and RILPartnership each has its principal business office at 2717 Carey Avenue, Cheyenne, Wyoming 82001. Gene W. Schneider, G. Schneider Holdings, LLLP, Mark L. Schneider, the GWS Trust, The Fries Family Partnership LLLP, The MLS Family Partnership LLLP, Michael T. Fries and Tina M. Wildes each has its principal business office at 4643 S. Ulster Street, Suite 1300, Denver, Colorado 80237. The address for Ms. K. Jaure is Box 321, Rawlins, Wyoming 82301. The address for Ms. A. Kunz is 6210 Brimmer Road, Cheyenne, Wyoming 82009. The address for Mr. J. Rochelle is Box 967, Gillette, Wyoming 82717.

(22)
The number of shares of Class A common stock in the table is based upon Amendment No. 6 to the Schedule 13G dated February 10, 2003, filed by Capital Research and Management Company ("Capital Research") and SMALLCAP World Fund, Inc. ("SMALLCAP") with respect to the Class A common stock. Capital Research, an investment advisor, is the beneficial owner of 13,466,680 shares of Class A common stock, as a result of acting as investment advisor to various investments companies. SMALLCAP, an investment company advised by Capital Research, is the beneficial owner of 6,726,675 shares of Class A common stock. The Schedule 13G reflects that Capital Research has no voting power over said shares and sole dispositive power over the shares of Class A common stock and that SMALLCAP has sole voting power over its shares but no dispositive power. Also includes 482,217 shares of Class A common stock acquired by affiliates of Capital Research on February 13, 2003. The address of Capital Research and SMALLCAP is 333 South Hope Street, Los Angeles, California 90071

(23)
The number of shares of Class A common stock in the table is based upon Amendment No. 9 to the Schedule 13D dated August 23, 2002, filed by Gabelli Asset Management Inc., Gabelli Funds LLC ("Gabelli Funds"), GAMCO Investors, Inc. ("GAMCO"), Gemini Capital Management LLC ("Gemini"), Mario Gabelli, Marc Gabelli and various other affiliates with respect to UGC Holdings, Inc. As a result of the merger transaction, such shares are now shares of United Class A common stock. GAMCO is the beneficial owner of 3,599,517 shares of Class A common stock, as a result of providing discretionary managed account services. Gabelli Funds is the beneficial owner of 1,356,372 shares of Class A common stock as a result of providing discretionary managed account services. Gemini is the beneficial owner of 419,131 shares of Class A common stock as a result of providing advisory services. The remaining shares are beneficially owned by affiliates in the business of investing in securities. The Schedule 13D reflects that GAMCO has no voting power over 24,000 of its Class A common stock. Mario Gabelli and Marc Gabelli and certain affiliates have indirect voting and dispositive power over the reported securities. The address of Gabelli Funds, GAMCO, Gemini and affiliates is One Corporate Center, Rye, New York 10580. The address of Gabelli International Ltd is c/o Fortis Fund Services (Cayman) Ltd, Grand Pavilion, Commercial Centre, 802 West Bay Road, Grand Cayman, British West Indies.

(24)
The number of shares of Class A common stock in the table is based upon a Schedule 13G dated August 30, 2002. The Schedule 13G reflects that M. Kellen has shared voting and shared dispositive powers over the Class A common stock and Bleichroeder has shared voting and shared dispositive power over 4,612,600 shares of the Class A common stock. Bleichroeder disclaims beneficial ownership of all shares, except for 4,612,600 shares of Class A common stock. The address of the reporting persons is 1345 Avenue of the Americas, New York, NY 10105.

(25)
The number of shares of Class A common stock in the table is based upon Amendment No. 3 to a Schedule 13G dated February 6, 2003, filed by SB Fund and its parent entities Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Citigroup Inc. ("Citigroup") with respect to the Class A common stock. Citigroup is the sole stockholder of SSB Holdings which is the sole stockholder of SB Fund. Citigroup and SSB Holdings filed as parent holding companies of subsidiaries. Citigroup, Inc. has shared voting power and dispositive power over the shares of Class A common stock. SSB Holdings has shared voting power and dispositive power over 9,498,172 shares of Class A common stock and SB Fund has shared voting power and dispositive power over 6,259,299 shares of Class A common stock. The address of Citigroup, Inc. is 399 Park Avenue, New York, NY 10043. The address of SSB Holdings is 388 Greenwich Street, New York, NY 10013. The address of SB Fund is 125 Broad Street, New York, NY 10003.

(26)
The number of shares of Class A common stock in the table is based on a Schedule 13G dated February 14, 2003, filed by Wellington Management Company, LLP ("WMC") with respect to the Class A common stock. WMC, an investment advisor and parent holding company, is the beneficial owner of 5,993,400 shares of Class A common stock. The Schedule 13G reflects that WMC has shared voting power as to 5,271,400 shares of its Class A common stock and shared dispositive power over all its shares of Class A common stock. The address of WMC is 75 State Street, Boston, MA 02109.

        No equity securities in any of our subsidiaries, including directors' qualifying shares, are owned by any of our executive officers or directors, except as stated below. The following discussion sets forth ownership information as of September 3, 2003 and within 60 days thereof with respect to stock options.

        The following executive officers and directors own shares of common stock of UGC Europe as of September 3, 2003, as follows: (i) Mr. Gene W. Schneider—167 shares; (ii) Mr. Fries—16 shares; (iii) Mr. Mark L. Schneider—162 shares; (iv) Mr. Carollo—54 shares; and (v) Mr. Cole—26 shares. In each case, such ownership is less than 1% of UGC Europe's outstanding shares. As a group, such aggregate ownership would be less than 1% of UGC Europes's outstanding shares.

        Liberty currently beneficially owns shares of our Class A and Class C common stock representing 73.8% of our Class A common shares (assuming all of the Class C common shares, and none of the Class B common shares, are converted into an equal number of Class A common shares) and 94.3% of our outstanding voting power in all matters other than the election of directors. Based on Liberty's beneficial ownership of all of the outstanding shares of our Class C common stock, Liberty currently has the power to elect four members of our 12-member board of directors.

        On August 18, 2003, Liberty and certain of our founding stockholders entered into a share exchange agreement pursuant to which, among other things, Liberty will acquire all of the outstanding shares of our Class B common stock and the existing standstill agreement between us and Liberty will be terminated. Upon completion of the transactions contemplated by such share exchange agreement, Liberty will own 75.8% of our common stock, which will represent 96.9% of the combined voting power of our common stock (without giving effect to the exchange offer and merger), and each share of our Class C common stock will vote together with the shares of our Class A and Class B common stock on all matters to be voted upon by our stockholders, including for the election of our entire 12-member board of directors. The transactions contemplated by the share exchange agreement are subject to certain conditions, but subject to those conditions we anticipate that those transactions will be consummated by the end of 2003. Upon completion of Liberty's exchange with our founding stockholders and assuming the completion of the Exchange Offer and Merger, but assuming no exercise by Liberty of a preemptive right it holds to acquire additional shares of our Class A common stock as a result of the Exchange Offer and Merger, Liberty will own approximately 55.7% of our common stock, which will represent approximately 92.6% of the combined voting power of our common stock in all matters including the election of directors.

        As a result of its ownership of our common stock following the consummation of the transactions contemplated by the share exchange agreement and the voting power attributable thereto, and the termination of the existing standstill agreement between us and Liberty, Liberty will have sufficient voting power, without the vote of any other stockholder, to determine the outcome of any action presented to a vote of our stockholders, including the approval of extraordinary corporate transactions and amendments to our certificate of incorporation and bylaws. The interests of Liberty may diverge from your interests, and it may be in a position to cause or require us to act in a way that is inconsistent with the general interests of the holders of our common stock.

PROPOSAL—Issuance of United Class A Common Shares

General

        You are being asked to consider and vote upon a proposal to issue a total of up to 149,625,576 shares of our Class A common stock, as such number may be adjusted as described below. These shares will be issued in connection with the Exchange Offer and the proposed Merger. If we change the ratio of the number of our shares of Class A common stock that will be issued in exchange for each share of UGC Europe common stock, the total number of shares to be approved in this Proposal will change proportionately. For example, at the exchange ratio we have offered of 9.0 shares of our Class A common stock for each share of UGC Europe common stock, the number of shares to be approved in this Proposal is 149,625,576. The total number of shares to be approved in this Proposal will increase by 166,251 shares for each 0.01 share increase of the exchange ratio.

        In the Exchange Offer, Europe Acquisition is proposing to acquire all of the outstanding shares of UGC Europe's common stock not owned by us or our subsidiaries in exchange for shares of our Class A common stock. In the Exchange Offer, we have offered to issue 9.0 shares of our Class A common stock for each outstanding share of UGC Europe common stock that is validly tendered and not properly withdrawn on or before the expiration date of the Exchange Offer. We may change this exchange ratio at any time in our sole discretion. Each UGC Europe stockholder who tenders shares of UGC Europe common stock in the Exchange Offer will be entitled to receive cash in lieu of any fractional shares of our Class A common stock that would otherwise have been delivered to such stockholder in connection with the Exchange Offer, after aggregating all fractional shares of our Class A common stock that would otherwise have been issued to the stockholder.

        If we and our subsidiaries own at least 90% of the outstanding shares of UGC Europe's common stock following the completion of the Exchange Offer, we intend to complete a "short-form" Merger between one of our wholly-owned subsidiaries and UGC Europe, unless we are prevented from doing so by a court or other legal requirement. As provided in Section 253 of the Delaware General Corporation Law, a short-form merger can be effected by a 90% or more stockholder of a subsidiary company without the approval or participation of the subsidiary company's board of directors or remaining stockholders.

        Upon completion of the Merger, each share of UGC Europe common stock that has not been tendered and accepted for exchange in the Exchange Offer will be converted into the right to receive shares of our Class A common stock. We seek to acquire ownership of 100% of the outstanding shares of UGC Europe capital stock through the Exchange Offer and the later planned Merger.

        Our Board has determined that the Proposal is advisable to and in the best interests of us and our stockholders. Accordingly, the Board has adopted a resolution approving the Proposal. The issuance of the shares is being submitted for the approval of our stockholders pursuant to the requirements of the NASD applicable to companies with securities quoted on the Nasdaq National Market.

        We have filed with the Securities and Exchange Commission or ("SEC") a registration statement on Form S-4 (the "Registration Statement") relating to the shares of our Class A common stock to be issued to the stockholders of UGC Europe in the Exchange Offer and the planned Merger. For more information regarding the Exchange Offer and the Merger, please see the Registration Statement and the information referred to therein.

Reasons for the Proposal

        If we complete the Exchange Offer and the Merger, we and UGC Europe will be able to create a simpler, unified capital structure in which equity investors would participate in our equity at a single level. We also believe that unifying public shareholdings at a single level could lead to greater liquidity for investors, due to the larger combined public float.

        We believe that a unified capital structure will facilitate the investment and transfer of funds between us and UGC Europe and its subsidiaries, thereby facilitating more efficient uses of our consolidated financial resources. We believe this factor could be particularly important if we or UGC Europe sell assets for cash. So long as UGC Europe is not wholly-owned by us, the transfer of funds by us to UGC Europe is subject to potential conflicts of interest.

        We believe that the elimination of public stockholders at the UGC Europe level will create opportunities for organizational efficiencies through, among other things, the combination of UGC Europe's and our separate corporate functions into a better integrated, unitary corporate organization.

Nasdaq Stockholder Approval Requirement

        Because our Class A common stock is quoted on the Nasdaq National Market, we are subject to the Marketplace Rules of the NASD. Although we are not required to obtain stockholder approval of the Exchange Offer or the Merger themselves, Marketplace Rule 4350(i) does require us to seek stockholder approval of the proposed issuance of shares of our Class A common stock in connection with the Exchange Offer and the Merger.

        Under Marketplace Rule 4350(i)(1)(C)(ii), we must obtain stockholder approval before we issue securities in connection with the acquisition of the stock or assets of another company, where the present issuance of common stock (or securities convertible into or exercisable for common stock), other than in a public offering for cash:

  •
  is or will be in excess of 20% of our outstanding common stock before the issuance; or

  •
  constitutes voting power in excess of 20% of our outstanding voting power before the issuance.

        If we acquire all of the outstanding shares of UGC Europe common stock in the Exchange Offer and the Merger, at an exchange ratio of 9.0 we will issue a total of 149,625,576 shares, which represents approximately    % of the shares of our Class A common stock outstanding as of the Record Date. The number of shares we will issue in the Exchange Offer and Merger will increase proportionately if we increase the exchange ratio.

Effect of Stockholder Approval

        The issuance of shares in the Exchange Offer and the planned Merger will significantly increase the number of shares of our Class A common stock outstanding and result in existing stockholders owning a smaller percentage of the outstanding Class A common stock. As of the Record Date, there were approximately            shares of our Class A common stock issued and outstanding. Approval by our stockholders of the Proposal at the special meeting will allow us to issue up to 149,625,576 more shares of our Class A common stock in connection with the Exchange Offer and the planned Merger, assuming the exchange ratio is 9.0. The total number of shares that may be issued in the Exchange Offer and Merger will increase by 166,251 shares for each 0.01 share increase of the exchange ratio.

Vote Required; Recommendation of the Board

        Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes held by shares of our common stock represented in person or by proxy at the special meeting. Unless otherwise instructed, the proxies will vote FOR the Proposal.

        As of the Record Date, holders of Class A common stock, Class B common stock and Class C common stock, together having more than 95% of the total vote, have indicated their intention to vote in favor of the Proposal. Accordingly, approval of the Proposal at the special meeting is assured.

The Board recommends a vote FOR the Proposal.

        In considering the recommendation of the Board with respect to the Proposal, you should be aware that some of our directors also serve as directors of UGC Europe. Accordingly, these directors may have interests in the Proposal that may be different from, or in addition to, the interests of United stockholders generally. The Board was aware of these interests and considered them in considering the Proposal. The Board established a special committee of disinterested directors to vote on the Proposal. The issuance of shares of our Class A common stock in connection with the Exchange Offer and the planned Merger was approved unanimously by the special committee of our Board.

FORWARD LOOKING STATEMENTS

        We caution you that certain information in this proxy statement contains, in addition to historical information, certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs, as well as on assumptions made by and information currently available to management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from what we say or imply with such forward-looking statements. All statements other than statements of historical fact included herein may constitute forward-looking statements. In addition, when we use the words "may," "will," "expects," "intends," "estimates," "anticipates," "believes," "plans," "seeks" or "continues" or the negative thereof or similar expressions herein, we intend to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, national and international economic and market conditions, competitive activities or other business conditions, and customer reception of our existing and future services. These forward-looking statements may include, among other things, statements concerning our plans, objectives and future economic prospects, closing of the share exchange transaction between Liberty and our founding stockholders, potential benefits from and results of the consummation of the Exchange Offer and the Merger, our and Europe Acquisition's intent to effect the Merger, expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You should be aware that the video, telephone and Internet access services industries are changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent herein are subject to a greater degree of risk than similar statements regarding certain other industries.

        Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions within the bounds of our knowledge of our business and operations, we cannot assure you that our actual results, performance or achievements will not differ materially from any future results, performance or achievements expressed or implied from such forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among other things, whether we and/or some of our subsidiaries will continue as going concerns, changes in television viewing preferences and habits by our subscribers and potential subscribers and their acceptance of new technology, programming alternatives and new video services that we may offer. They also include our subscribers' acceptance of our newer digital video, telephone and Internet access services, our ability to manage and grow our newer digital video, telephone and Internet access services, our ability to secure adequate capital to fund other system growth and development and planned acquisitions, our ability to successfully close proposed transactions and restructurings, risks inherent in investment and operations in foreign countries, changes in government regulation and changes in the nature of key strategic relationships with joint venture partners. With respect to the closing of the founder share exchange agreement with Liberty, the potential benefits and results of the consummation of the Exchange Offer and our and Europe Acquisition's intent to effect the Merger, factors include actions of governmental and regulatory authorities, third parties, litigation, general economic and other conditions and adverse changes in our financial condition, results of operations or businesses. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by our discussion of these factors. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances. We caution you, however, that this list of risk factors and other cautionary language contained herein may not be exhaustive.

INCORPORATION OF INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded, for purposes of this proxy statement, to the extent that a statement contained in or omitted from this proxy statement, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. This proxy statement incorporates by reference the documents described below that have been previously filed with the SEC. These documents contain important information about us and UGC Europe. The following reports and documents that we (SEC File No. 000-49658) have previously filed with the SEC are incorporated by reference:

  •
  Audited consolidated financial statements for the year ended December 31, 2002 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed on April 10, 2003 (the "United Annual Report"), including supplementary financial information;

  •
  Management's Discussion and Analysis of Financial Condition and Results of Operations set out under Item 7 of the United Annual Report;

  •
  Quantitative and Qualitative Disclosures About Market Risk set out under Item 7A of the United Annual Report;

  •
  Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 (filed on May 15, 2003) and June 30, 2003 (filed on August 14, 2003); and

  •
  The section entitled "Chapter IV – Selected Financial Information—Unaudited Pro Forma Condensed Consolidated Financial Information" in our registration statement on Form S-4 filed on October 6, 2003.

        We also incorporate by reference the following reports filed by UGC Europe and its predecessor United Pan-Europe Communications N.V. ("UPC") (SEC File No. 000-25365) with the SEC.

  •
  UPC's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed on March 31, 2003 (the "UPC Annual Report"), including supplementary financial information;

  •
  UPC's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 (filed on May 15, 2003) and June 30, 2003 (filed on August 14, 2003);

  •
  UGC Europe's Current Report on Form 8-K12G3 filed on September 3, 2003; and

  •
  UGC Europe's and UPC's Current Reports on Form 8-K as follows:

Date of Report	Date of Filing
September 3, 2003	September 3, 2003
September 3, 2003	September 3, 2003
August 28, 2003	August 29, 2003
August 26, 2003	August 27, 2003
August 14, 2003	August 19, 2003
August 14, 2003	August 14, 2003
July 28, 2003	July 29, 2003
July 15, 2003	July 15, 2003
July 7, 2003	July 9, 2003
June 20, 2003	June 20, 2003
April 24, 2003	April 24, 2003
April 15, 2003	April 15, 2003
March 21, 2003	March 25, 2003
March 12, 2003	March 14, 2003
February 28, 2003	February 28, 2003
February 24, 2003	February 25, 2003
February 20, 2003	February 21, 2003
January 9, 2003	January 15, 2003
January 9, 2003	January 9, 2003
January 8, 2003	January 8, 2003

        All documents filed by us and UGC Europe pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and prior to the Meeting shall also be deemed to be incorporated by reference into this proxy statement as of the dates of filing of those documents.

WHERE YOU CAN FIND MORE INFORMATION

        We and UGC Europe, as reporting companies, are subject to the informational requirements of the Securities Exchange Act of 1934 and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our and UGC Europe's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as the complete S-4 registration statement, may be accessed free of charge through our website as soon as reasonably practicable after we or UGC Europe, as the case may be, have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Business Conduct & Ethics is available on our website and amendments to and waivers from such Code will be disclosed through our website. The address of our website is www.unitedglobal.com and the address of UGC Europe's website is www.ucgeurope.com.

        Our Class A common stock and UGC Europe's common stock are traded on the Nasdaq National Market, and copies of reports, proxy statements and other information can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

        This document incorporates important business and financial information about us and UGC Europe from documents filed with the SEC that have not been included in or delivered with this document. This information is available at the Internet website that the SEC maintains at www.sec.gov, as well as from other sources. You may also request copies of these documents from us, without charge, upon written or oral request to:

UnitedGlobalCom, Inc.
4643 South Ulster Street, Suite 1300
Denver, Colorado 80237
Attn: Investor Relations Department
(303) 770-4001

        In order to receive timely delivery of the documents, you must make your request no later than                        , 2003.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
UNITEDGLOBALCOM, INC.

CLASS A COMMON STOCK

Proxy for Special Meeting of Stockholders to be held on                         , 2003

        The undersigned hereby appoints Gene W. Schneider, Michael T. Fries and Ellen P. Spangler or any one of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Special Meeting (the "Meeting") of Stockholders of UNITEDGLOBALCOM, INC. (the "Company") to be held on                         , 2003, and at any adjournments or postponements thereof, and to vote thereat all the shares of Class A Common Stock of the Company held of record by the undersigned at the close of business on                         , 2003, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATIONS.

        This proxy revokes all proxies with respect to the Meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting and the Proxy Statement relating to the meeting is hereby acknowledged.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

You can now access your UnitedGlobalCom account online.

Access your UnitedGlobalCom stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for UnitedGlobalCom, now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN	Step 2: Log in for Account Access	Step 3: Account Status Screen

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

 The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

•    SSN or Investor ID
•    Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.
You are now ready to log in. To access your account please enter your:

•    SSN or Investor ID
•    PIN
•    Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•    Certificate History
•    Book-Entry Information
•    Issue Certificate
•    Payment History
•    Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

CLASS A COMMON STOCK	Please Mark Here for Address Change or Comments	/ /
SEE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Proposal stated below.

PROPOSAL: Approval of the issuance of a total of up to 149,625,576 shares of UnitedGlobalCom, Inc. Class A common stock (as such number may be adjusted as described in the proxy statement for the meeting), which will be issued in connection with the offer by a subsidiary of UnitedGlobalCom to exchange shares of UnitedGlobalCom Class A common stock for each outstanding share of UGC Europe, Inc. common stock not owned by UnitedGlobalCom or its subsidiaries that are validly tendered and not properly withdrawn on or before the expiration date of the exchange offer, and the later planned merger of UGC Europe with a subsidiary of UnitedGlobalCom.

FOR	AGAINST	ABSTAIN	In their discretion, the named proxies may vote on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
/ /	/ /	/ /
PLEASE SIGN, AND DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN BELOW, NO BOXES NEED TO BE CHECKED.

Signature	Signature	Date

Please sign exactly as name appears above. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

/*\ FOLD AND DETACH HERE /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to the special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/ucoma		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To be held on , 2003
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership
PROPOSAL—Issuance of United Class A Common Shares
The Board recommends a vote FOR the Proposal.
FORWARD LOOKING STATEMENTS
INCORPORATION OF INFORMATION BY REFERENCE
WHERE YOU CAN FIND MORE INFORMATION